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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             _____________________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of the earliest event reported): August 2, 2004

                             _____________________


                          PRIMEDEX HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


           New York                  0-19019                13-3326724
(State or other jurisdiction of    (Commission       IRS Employer Identification
 incorporation or organization)    File Number)                 (No.)


                               1510 Cotner Avenue
                          Los Angeles, California 90025
               (Address of principal executive offices) (Zip Code)


                                 (310) 478-7808
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

    EXHIBIT NUMBER                  DESCRIPTION
    --------------                  -----------

         10.1 Master Amendment Agreement with General Electric Capital Corporation, General Electric Company and GE Healthcare Financial Services

         10.2 Amended, Restated and Consolidated Loan and Security Agreement with DVI Financial Services, Inc.

         10.3     Amendment to Loan Documents re US Bank Portfolio Services

         10.4     Credit Agreement with Wells Fargo Foothill, Inc.

         99.1     Press release dated August 2, 2004.

ITEM 9.  REGULATION FD DISCLOSURE.

         On August 2, 2004, Primedex Health Systems, Inc. issued a press release announcing completion of the restructuring of its outstanding approximate $150 Million existing credit arrangements utilizing its current lenders and a new credit facility with Wells Fargo Foothill providing up to $23 Million of borrowing capacity. The press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

         The information in this Current Report on Form 8-K, including the exhibits thereto, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Securities Exchange Act of 1934, unless that filing expressly refers to specific information in this report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 2, 2004                       PRIMEDEX HEALTH SYSTEMS, INC.


                                            By:  /S/  HOWARD G. BERGER, M.D.
                                                 ----------------------------
                                                 Howard G. Berger, M.D.
                                                 President

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                                  EXHIBIT INDEX


        EXHIBIT NUMBER                     DESCRIPTION
        --------------                     -----------

         10.1 Master Amendment Agreement with General Electric Capital Corporation, General Electric Company and GE Healthcare Financial Services

         10.2 Amended, Restated and Consolidated Loan and Security Agreement with DVI Financial Services, Inc.

         10.3     Amendment to Loan Documents re US Bank Portfolio Services

         10.4     Credit Agreement with Wells Fargo Foothill, Inc.

         99.1     Press release dated August 2, 2004.


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